SECURITES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                          ----------------------

                                   FORM 8-K

                              CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITES EXCHANGE ACT OF 1934
                    -------------------------------------

        Date of report (Date of earliest event reported):

                        September 9, 1999

          THE FORECAST GROUP "Registered Tradename", L.P.
       FORECAST "Registered Tradename" CAPITAL CORPORATION
       ---------------------------------------------------
     (Exact name of registrant as specified in its charter)

 California                            33-0582072
 California           33-72106         33-0582077
 ----------           --------         ----------
(State or Other      (Commission       (I.R.S. Employer
 Jurisdiction         File Number)       Identification Number)
 of Incorporation)

10670 Civic Center Drive, Rancho Cucamonga, California 91730
------------------------------------------------------------
       (Address of principal executive offices) (Zip Code)

                         (909) 987-7788
------------------------------------------------------------
      (Registrant's telephone number, including area code)

                         not applicable
-------------------------------------------------------------
 (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

     Sale of Arizona Division Assets.
     --------------------------------

     On September 9, 1999, The Forecast Group "Registered Tradename", L.P., a California limited partnership ("Forecast"), sold all of its real property and personal property assets held in connection with its residential building communities in and around the City of Phoenix in Maricopa County, Arizona to Kaufman and Broad of Arizona, Inc., an Arizona corporation ("K&B"), for approximately $33.5 million in cash. The purchase price was determined through arm's-length bargaining after Forecast's solicitation of competitive bids from selected qualified
purchasers.   The four development projects sold to K&B were
commonly known as San Tan Ranch, Terracita (also known as Rousseau), Deer Valley Ranch and Nantucket (the "Sale Communities"). To the extent that lots in the Sale Communities were not in a finished lot condition (i.e., ready for construction of a residence) at the closing, Forecast is obligated to bring them to a finished lot condition promptly after the closing.

     In addition, as part of the purchase price, K&B
acquired the right to purchase (or receive an assignment of the right to purchase) a fifth parcel of land in Maricopa County, commonly known as the Wittman property, currently subject to a purchase agreement between Forecast, as buyer, and the fee
owners, as seller.   Subject to certain conditions, upon
Forecast's recordation of a final plat for the property, K&B will be obligated to purchase the Wittman property from Forecast for approximately $4.0 million in cash. The Wittman acquisition is subject to a number of closing conditions. No assurances can be given that K&B will acquire the Wittman property (or the right to purchase the Wittman property) from Forecast.

     Prior to these transactions, none of Forecast's partners had any material relationship with K&B, its directors or its officers or any of their associates.

     In accordance with the terms of the Indenture under which Forecast"Registered Tradename" Capital Corporation issued its 11 3/8% Senior Notes due 2000 (the "Notes"), within 13 months of the sale, the net proceeds will either be reinvested in other assets or used to make a repurchase offer to the holders of the Notes.

     Cautionary Statement
     --------------------

     This Current Report on Form 8-K contains forward looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "intends," "will" and similar expressions identify forward looking statements. Forward-looking statements involve risks and uncertainties, many of which are outside of Forecast's control. Forecast's actual results could differ materially from those described in such forward-looking statements. Certain factors that may cause actual results to differ include, but are not limited to, the risk that the Wittman property sale may not close due to a failure of a closing condition or some other reason and the risks relating to the homebuilding business generally detailed in Forecast's filings with the Securities and Exchange Commission.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (b)  Pro Forma Financial Information.
          --------------------------------

          See the index to pro forma financial information included on page F-1 of this report, all of which financial information is incorporated herein by this reference.

     (c)  Exhibits

          The following exhibits are part of this current report on Form 8-K and are numbered in accordance with Item 601 of Regulation S-K.

Exhibit No.    Description
-----------    -----------

10.1
               Purchase and Sale Agreement, dated August 20,
               1999, by and among The Forecast Group "Registered
               Tradename", L.P., Forecast Residential Sales of Arizona Limited Partnership,
               Kaufman and Broad of Arizona, Inc.
               and Kaufman and Broad Home Corporation.

99.1           Press Release issued by Forecast September 20,
               1999 announcing the sale of the Arizona division assets.

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 THE FORECAST "Registered Tradename" GROUP, L.P.
                              By: FORECAST HOMES, INC.,
                                  a California corporation,
                              Its: General Partner


Date:  September 24, 1999     By: /s/ James P. Previti
                                      ----------------
                                      James P. Previti
                                      President


                  FORECAST "Registered Tradename" CAPITAL CORPORATION


Date:  September 24, 1999     By: /s/ James P. Previti
                                      ----------------
                                      James P. Previti
                                      President

                 THE FORECAST GROUP "Registered Tradename", L.P.
              FORECAST "Registered Tradename" CAPITAL CORPORATION
                  INDEX TO PRO FORMA FINANCIAL INFORMATION


Financial Statements:

  THE FORECAST GROUP "Registered Tradename", L.P.

    Unaudited Pro Forma Condensed Consolidated Balance Sheet
      as of July 31, 1999......................................

    Unaudited Pro Forma Condensed Consolidated Statement of
      Operations for the nine months ended July 31, 1999.......

    Unaudited Pro Forma Condensed Consolidated Statement of
      Operations for the year ended October 31, 1998...........

    Notes to Unaudited Pro Forma Condensed Consolidated
    Financial Statements.......................................

           The Forecast Group "Registered Tradename", L.P.
      Unaudited Pro Forma Condensed Consolidated Balance Sheet
                            July 31, 1999
                         (Amount's in 000's)



                   The Forecast Group               The Forecast Group
                   "Registered                      "Registered
                    Tradename",    Pro Forma         Tradename", L.P.
                    L.P.           Adjustments       Pro Forma
                    --------------------------------------------------
Assets
Cash and Cash Equivalents $16,422      $30,200  (A)   $ 33,834
                                       (12,788) (B)
Real Estate Inventory     131,368      (28,911) (A)    102,457
Other                      12,036                       12,036
                         --------     --------   --   --------
Total Assets             $159,826     $(11,499)       $148,327
                         ========     ========        ========
Liabilities and
 Partners' Equity
Accounts Payable, Accrued
Expenses, and Other       $24,874      $(1,176) (A)   $ 23,698
Notes Payable
 Senior Notes              19,700                       19,700
 Collateralized by
 Real Estate Inventory     68,862      (12,788) (B)     56,074
 Other Notes Payable        4,027                        4,027
                           ------       ------   --     ------
Total Notes Payable        92,589      (12,788)         79,801
                          -------       ------   --     ------
Total Liabilities         117,463      (13,964)        103,499
Partners' Equity           42,363        2,465  (A)     44,828
                         --------      --------  --   --------
Total Liabilities and
Partners' Equity         $159,826     $(11,499)       $148,327
                         ========      ========        ========


[FN]   See Notes to Unaudited Pro Forma Condensed Consolidated
       Financial Statements.



           The Forecast Group "Registered Tradename" , L.P.
              Unaudited Pro Forma Condensed Consolidated
                       Statement of Operations
             For the Nine Months Ended July 31, 1999
                        (Amount's in 000's)

                                                     The Forecast Group
                    The Forecast Group              "Registered
                    "Registered        Pro Forma     Tradename", L.P.
                     Tradename, L.P.   Adjustments   Pro Forma
                     ---------------------------------------------------

Homebuilding Revenues      $185,192   $(15,067)   (C)  $170,125
Cost of Homes Sold          151,797    (12,416)   (C)   139,381
                            -------     ------     --   -------
    Gross Profit             33,395     (2,651)          30,744

Land Sales Revenue            8,776     (2,288)   (C)     6,488
Cost of Land Sold             9,361     (1,921)   (C)     7,440
                              -----      -----     --     -----
 Income (Loss) on
     Land Sales                (585)      (367)            (952)

Operating Expenses and
Other
-----
Selling & Marketing Exp.     11,976      (2,187)   (C)    9,789
General & Admin. Exp.        11,104        (945)   (C)   10,159
Other                        (1,490)        (27)   (C)   (1,517)
                              -----       -----          ------
 Total Operating
  Expenses and Other         21,590      (3,159)         18,431

Net Income Before
 Extraordinary Item         $11,220        $141         $11,361
                            =======        ====         =======


[FN]    See Notes to Unaudited Pro Forma Condensed Consolidated
        Financial Statements.


            The Forecast Group "Registered Tradename", L.P.
               Unaudited Pro Forma Condensed Consolidated
                       Statement of Operations
                 For the Year ended October 31, 1998
                            (Amounts in 000's)

                                                   The Forecast Group
                The Forecast Group                 "Registered
                "Registered          Prop Forma     Tradename", L.P.
                 Tradename", L.P.    Adjustments    Pro Forma
                 -----------------------------------------------------
Homebuilding Revenues      $198,074   $(29,228)    (C) $168,846
Cost of Homes Sold          164,335    (24,858)    (C)  139,477
                            -------     ------          -------
    Gross Profit             33,739     (4,370)          29,369

Operating Expenses and
Other
------
Selling & Marketing Exp.     14,384     (4,312)    (C)   10,072
General & Admin. Exp.        11,397       (963)    (C)   10,434
Other                        (2,489)         -           (2,489)
                             ------      -----            -----
 Total Operating
  Expenses and Other         23,292     (5,275)          18,017
                            -------     ------           ------
Net Income Before
 Extraordinary Item         $10,447       $905          $11,352
                            =======       ====          =======


[FN]    See Notes to Unaudited Pro Forma Condensed Consolidated
        Financial Statements.

          The Forecast Group "Registered Tradename", L.P.
        Notes To Unaudited Pro Forma Condensed Consolidated
                       Financial Statements
                          July 31, 1999




NOTE 1 - BASIS OF PRESENTATION

     On September 9, 1999, as more fully described in Item 2, the Forecast Group "Registered Tradename", L.P. ("Forecast") sold all of its real property and personal property assets held in connection with its current residential building communities in and around the City of Phoenix in Maricopa County, Arizona, to an unrelated third party.

     The accompanying unaudited pro forma condensed consolidated balance sheet of Forecast as of July 31, 1999 gives effect to the sale, as if it had occurred on July 31, 1999. The accompanying unaudited pro forma condensed consolidated statements of operations of Forecast for the nine months ended July 31, 1999 and the year ended October 31, 1998 give effect to the sale, as if the sale had occurred on November 1, 1998 for purposes of the July 31, 1999 unaudited pro forma condensed consolidated statement of operations and November 1, 1997 for purposes of the October 31, 1998 unaudited pro forma condensed consolidated statement of operations.

     The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what the actual consolidated financial position and results of operations of Forecast would have been as of July 31, 1999, and for the nine months ended July 31, 1999 or the year ended October 31, 1998, nor does it purport to represent the future consolidated financial position and results of operations of Forecast. This information should be read in conjunction with the audited consolidated financial statements and other financial information contained in Forecast's Form 10-K for the year ended October 31, 1998 and Forecast's Form 10-Q for the nine months ended July 31, 1999, including the notes thereto.


NOTE 2 - PRO FORMA ADJUSTMENTS

Pro Forma Balance Sheet Adjustments

     The pro forma adjustments to the unaudited pro forma consolidated balance sheet as of July 31, 1999 are as follows:

(A) Represents the net cash proceeds received from the sale, the estimated accounts payables assumed by the seller, the reduction of real estate inventory by the cost basis of the real estate sold, and the estimated profit on the sale. A summary of the sale (excluding the option to purchase the Wittman property) is as follows:



     Net cash proceeds from sale                    $30,200,000
     Estimated accounts payable assumed by seller     1,176,000
     Cost basis of real estate inventory sold       (28,911,000)
                                                     ----------
     Estimated Profit on Sale                        $2,465,000
                                                     ==========



     As a condition to the sale, Forecast has agreed to perform certain construction improvements estimated to cost $3,300,000.
These funds have been withheld from the sale proceeds until the improvements are completed, and are not reflected above.

(B) Represents use of sales proceeds to paydown notes payable collateralized by real estate inventory sold.

     Pro Forma Statement of Operations Adjustments

     The pro forma adjustments to the unaudited pro forma condensed consolidated statements of operations for the nine months ended
July 31, 1999 and for the year ended October 31, 1998 are as follows:

(C) Represents decrease in homebuilding revenues, cost of homes sold, land revenues, cost of land sold, selling and marketing expenses, general and administrative expenses other expenses, which were recognized relating to the real estate inventory in Arizona:


                             For the Nine       For the Year
                             Months Ended       Ended
                             July 31, 1999      October 31, 1998
                             ------------       ----------------


Homebuilding Revenues           $15,067,000       $29,228,000
Cost of Homes Sold               12,416,000        24,858,000
Land Sale Revenue                 2,288,000                 -
Cost of Land Sold                 1,921,000                 -
Selling and Marketing Expenses    2,187,000         4,312,000
General and Admin. Expenses         945,000           963,000
Other                                27,000                 -


                              EXHIBIT INDEX

    Pursuant to Item 601(a)(2) of Regulation S-K, this exhibit index immediately precedes the exhibits.

Exhibit No.     Description
-----------     -----------
10.1            Purchase and Sale Agreement, dated August 20, 1999,
                by and among The Forecast Group "Registered
                Tradename", L.P., Forecast Residential Sales of
                Arizona Limited Partnership, Kaufman and Broad of
                Arizona, Inc. and Kaufman and Broad Home Corporation.

99.1 Press Release issued by Forecast, September 20,1999 announcing the sale of the Arizona division assets.